                                                                      EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Two of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated October 9, 2000, relating to the financial statements of Variable Annuity Account Two, which appear in such Statement of Additional Information, and to the incorporation by reference of our report for Anchor National Life Insurance Company into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Woodland Hills, California
December 19, 2000